Exhibit 10.35

December 16, 2011

Enerkem Inc.		BY EMAIL
1010, Sherbrooke Street West, Suite 1610
Montréal (Québec) H3A 2R7

Attention:	Me. Jocelyn Auger
Vice President and General Counsel

Ladies and Gentlemen:

Re: Extension of Development Rights Agreement

We refer to the Development Rights Agreement dated as of September 19, 2008, as amended by an Amendment dated as of April 30, 2009 (as so amended, the “Agreement”).

We propose that to allow the parties time to continue discussions with respect to a further amendment of the Agreement, as an interim measure the deadline set out in sections 6.1(e)(i)(A) and 6.2(b)(i) be extended by three months, to March 31, 2012.

If you agree, please sign below and return a copy.

Yours truly,

/s/ Brian C. Keith

Brian C. Keith
Vice President and General Counsel

BCK/md

AGREED this 21st day of December, 2011.

ENERKEM INC.

	By:	/s/ Jocelyn Auger
Jocelyn Auger
Vice President

20 Toronto Street, Suite 1400, Toronto, Ontario M5C 2B8 • Tel 416 304 1700 • Fax 416 304 1701 • Toll: 1 888 640 9323 • www.greenfieldethanol.com